UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2015

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-33573	20-8715162
(State or other jurisdiction	(Commission File Number)	(IRS Employer
	of incorporation)	Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 834-1190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 31, 2015, a putative shareholder derivative and class action lawsuit relating to the proposed merger of Louisiana Bancorp, Inc. (“Louisiana Bancorp”) with Home Bancorp, Inc. (“Home Bancorp”), captioned Smith v. Louisiana Bancorp, Inc., et al., was filed in the 24th Judicial District Court for the Parish of Jefferson, State of Louisiana. In addition to Louisiana Bancorp, the complaint names as defendants each of Louisiana Bancorp’s directors as well as Home Bancorp. The complaint alleges that the members of Louisiana Bancorp’s board of directors breached their fiduciary duties to Louisiana Bancorp’s shareholders and/or violated Louisiana law in connection with the negotiation and approval of the merger agreement. The complaint also alleges claims against Louisiana Bancorp and Home Bancorp for aiding and abetting these alleged breaches of fiduciary duties. Among other relief, the plaintiff seeks to enjoin the consummation of the proposed merger or, in the event the proposed merger is consummated, rescission thereof.

Each of the defendants believes the claims asserted in this action are without merit and intends to vigorously defend against this lawsuit. However, at this time, it is not possible to predict the outcome of the proceeding or its impact on Louisiana Bancorp, Home Bancorp or the proposed merger.

In addition, the plaintiff in the putative shareholder derivative and class action lawsuit relating to the proposed merger captioned Slemrod v. Louisiana Bancorp, Inc., et al. has filed a motion to dismiss such lawsuit.

Additional Information About the Proposed Merger:

Louisiana Bancorp filed a definitive proxy statement on July 28, 2015, and will file other relevant documents, concerning the proposed merger of Louisiana Bancorp with and into Home Bancorp with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING DECISION, WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LOUISIANA BANCORP, HOME BANCORP AND THE PROPOSED MERGER. The proxy statement was delivered to shareholders of Louisiana Bancorp on or about July 28, 2015.

Investors may obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Louisiana Bancorp will be available free of charge by sending a written request to John P. LeBlanc, Chief Financial Officer, 1600 Veterans Memorial Boulevard, Metairie, Louisiana 70005 or by phone at 504-834-1190.

Louisiana Bancorp and its directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Louisiana Bancorp in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Louisiana Bancorp in connection with the proposed merger is set forth in the definitive proxy statement Louisiana Bancorp has filed with the SEC. You can find information about Louisiana Bancorp’s executive officers and directors in its definitive proxy statement for its 2015 annual meeting of shareholders filed with the SEC on April 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: August 7, 2015	By:	/s/ Lawrence J. LeBon, III
		Name:	Lawrence J. LeBon, III
		Title:	Chairman, President and Chief Executive Officer